UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2005

AMERICAN STATES WATER COMPANY

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	333-47647 (Commission File Number)	95-4676679 (I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California (Address of principal executive offices)	91773 (Zip Code)

Registrant’s telephone number, including area code: (909) 394-3600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1-Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

     The Company granted stock options to its executive officers on January 3, 2005 pursuant to the terms of an award agreement attached hereto as Exhibit 10.1.

Section 9-Financial Statement and Exhibits

Item 9.01. Financial Statements and Exhibits

     Exhibit 10.1 American States Water Company 2000 Stock Incentive Plan Nonqualified Stock Option Agreement with Terms and Conditions and Option Exercise Agreement.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY

Date: January 7, 2004	/s/ Robert J. Sprowls

Robert J. Sprowls Chief Financial Officer, Senior Vice President, Corporate Secretary and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	American States Water Company 2000 Stock Incentive Plan Nonqualified Stock Option Agreement with Terms and Conditions and Option Exercise Agreement

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